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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    _________________________________________


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated July 29, 1996, included in Sara Lee Corporation's Annual Report on Form 10-K for the fiscal year ended June 29, 1996 and to all references to our Firm included in this registration statement.

                                   Signed:   Arthur Andersen LLP


Chicago, Illinois
February 4, 1997